Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of Avantor, Inc. (the “Company”) for the Three months ended March 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Szlosek, Executive Vice President, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2020	By:	/s/ Thomas A. Szlosek
		Name:	Thomas A. Szlosek
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)